[PHOTO OMITTED]

The
Gabelli
Small Cap
Growth
Fund

THIRD QUARTER REPORT
       JUNE 30, 1998

                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                              Third Quarter Report
                                June 30, 1998(a)

                                     * * * *

   Morningstar rated The Gabelli Small Cap Growth Fund 4 stars overall and for the three and five year periods ended 6/30/98 among 2545 and 1462 domestic equity funds, respectively.

To Our Shareholders,

      In the second quarter of 1998, the U.S. stock market indices stalled as news from Asia continued to unsettle investors. The small cap market was actually weaker than the indices would indicate, with the majority of stocks declining and many small cap stocks in full retreat. Our selective stock picking helped sustain The Gabelli Small Cap Growth Fund in this difficult period for small cap stocks and we are pleased to have nearly doubled the widely used benchmark for small cap stocks, the Russell 2000 Index, with a year-to-date return of 9.3% versus the 4.9% return of the Russell 2000.

Investment Performance

      For the quarter ended June 30, 1998, The Gabelli Small Cap Growth Fund's (the "Fund") net asset value declined 1.4%. The Value Line Composite and Russell 2000 Index declined by 3.0% and 4.7%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 24.4% over the trailing twelve month period. The Value Line Composite and Russell 2000 rose 20.6% and 16.5%, respectively, over the same twelve month period.

      For the five year period ended June 30, 1998, the Fund's return averaged 18.1% annually, versus average annual returns of 17.9% and 16.1% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through June 30, 1998, the Fund had a total return of 268.2%, which equates to an average annual return of 21.5%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
------------------------------------------------------------------------------------------------
                                                             Calendar Quarter
                                      ----------------------------------------------------------
                                        1st         2nd         3rd          4th           Year
 1998:    Net Asset Value............. $23.93      $23.59       --            --           --
          Total Return................  10.9%       (1.4%)      --            --           --
------------------------------------------------------------------------------------------------
 1997:    Net Asset Value............. $19.11      $22.23      $25.42        $21.58       $21.58
          Total Return................   3.1%       16.3%       14.7%        (0.8)%        36.5%
------------------------------------------------------------------------------------------------
 1996:    Net Asset Value............. $19.65      $20.68      $20.02        $18.53       $18.53
          Total Return................   6.2%        5.2%       (3.2)%         3.4%        11.9%
------------------------------------------------------------------------------------------------
 1995:    Net Asset Value............. $17.03      $17.88      $19.34        $18.50       $18.50
          Total Return................   7.4%        5.0%        8.2%          2.6%        25.2%
------------------------------------------------------------------------------------------------
 1994:    Net Asset Value............. $16.76      $16.33      $17.24        $15.85       $15.85
          Total Return................  (3.6)%      (2.6)%       5.6%         (2.1)%       (2.9)%
-------------------------------------------------------------------------------------------------
 1993:    Net Asset Value............. $15.46      $15.74      $16.90        $17.38       $17.38
          Total Return................   6.6%        1.8%        7.4%          5.3%        22.8%
-------------------------------------------------------------------------------------------------
 1992:    Net Asset Value............. $13.42      $13.41      $13.10        $14.50       $14.50
          Total Return................   9.9%       (0.1)%      (2.3)%        12.1%        20.3%
-------------------------------------------------------------------------------------------------
 1991:    Net Asset Value.............   --          --          --          $12.21       $12.21
          Total Return................   --          --          --           22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - June 30, 1998 (a)

1 Year ............................24.4%
5 Year.............................18.1%
Life of Fund (b)...................21.5%
----------------------------------------------

                  Dividend History
------------------------------------------------------------
Payment (ex) Date        Rate Per Share   Reinvestment Price
-----------------        -------------    ------------------
December 29, 1997           $3.590            $21.29
September 30, 1997          $0.070            $25.42
December 27, 1996           $2.160            $18.46
December 29, 1995           $1.340            $18.50
December 30, 1994           $1.030            $15.85
December 31, 1993           $0.420            $17.38
December 31, 1992           $0.185            $14.50
December 31, 1991           $0.080            $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

What We Do

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.

                                            [Valuation Approach GRAPHIC OMITTED]

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kind of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

Beating Up the Little Guys

      While investors worry about a substantial correction or even a bear market for the Dow Jones Industrial Average (DJIA) and Standard & Poor's (S&P) 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq listed stocks are off 20% or more from their 52 week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones, makes it easier for us to pick up small cap stock bargains.

Deal Activity Surfaces Value

      One component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong merger and acquisition activity is providing a tailwind to the excellent performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1998 Completed Deals

       Fund Holding                             Closing Date        % Return(a)
       ------------                             ------------        -----------
       Ticketmaster Group Inc.                     6/24                24.6%
       Culligan Water Technologies Inc.            6/16                11.2
       Handy & Harman                              4/06                 2.2

          Percentage Changes through June 30, 1998 for Announced Deals

                                                  Second            Year-to-Date
       Current Fund Holdings                 Quarter Return(b)        Return(b)
       ---------------------                 -----------------        ---------
       Cable Michigan Inc.                         52.9%               70.5%
       Pete's Brewing Co.                          45.5                50.0
       Pulitzer Publishing Co.                     11.7                42.1
       BET Holdings Inc.                            3.0                15.2
       Ragan (Brad) Inc.                            6.3                 3.8
--------------------------------------------------------------------------------
(a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date.
(b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998.

Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------

Some Big Winners ... and Losers

      A review of our top 20 list this quarter reveals the usual eclectic mix of companies. We made good money in cable television (Cable Michigan), beer (Pete's Brewing Co.), nutraceuticals (Celestial Seasonings) and industrial equipment (Elsag Bailey).

      In the losers category, gambling company Aztar crapped out, Amway Japan and Amway Asia Pacific were turned away at the door, agricultural pump company Valmont Industries went dry as investors focused on the negative implications of Asian economic weakness on the American farmer and Golden Books Family Entertainment unfolded as a very grim fairy tale.

Too Much of a Good Thing?

      Investors' cool response to several big bank mergers (Norwest/Wells Fargo and Citicorp/Travelers) and the government's new found sensitivity to the further consolidation of American industry has led some market observers to proclaim the end of what we have termed the third great wave of takeovers.

      Upon his widely rumored demise, Mark Twain said, "The reports of my death are greatly exaggerated". We echo these sentiments in regard to the premature obituary for deals. We believe the "urge to merge" will remain strong in many industry groups and that much of the action will be in smaller companies. Unlike potential large cap targets in industries such as banking and drugs, small companies have become cheaper making them even more attractive targets at a time when lower long term capital gains tax rates have made it more profitable for owner/managers to cash in the chips.

      As to government meddling? We doubt the government will focus on small cap deals. There are generally no antitrust implications or extensive job losses that attract political attention.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BET Holdings Inc. (BTV - $62.9375 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

Liberty Corp. (LC - $50.3125 - NYSE) is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eight network affiliated television stations in the Southeast and Midwest. Five stations are affiliated with NBC, two with ABC and one with CBS. These stations serve more than four million households. Liberty Corp. is also purchasing an NBC affiliate in Albany, GA and an ABC affiliate in Wilmington, NC. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In March, Liberty Corp. repurchased 2.4 million shares in a tender offer at $52 per share.

Thomas Industries Inc. (TII - $24.4375 - NYSE) manufactures residential, commercial and industrial lighting products, compressors and vacuum pumps. Revenues and earnings, which have increased impressively in recent years, are expected to continue to make significant gains through the year 2000. This progress will be aided by Thomas Industries' joint venture being formed with Genlyte Group, a manufacturer of lighting fixtures and controls. Both companies will contribute substantially all of their lighting assets and liabilities to the joint venture in which Thomas will own a 52% interest.

Tyler Corp. (TYL - $10.3125 - NYSE) is implementing a new corporate strategy and now provides technology, software, data warehousing and electronic document management systems, information management and, through Forest City Auto Parts, retail automotive parts services. In the last quarter of 1997, Tyler entered into agreements to acquire three companies that are leaders in providing services to county and city governments: Business Resources Corp., The Software Group Inc. and Interactive Computer Design Inc. These acquisitions were completed in February.

USA Networks Inc. (USAI - $25.125 - Nasdaq) is a diversified entertainment and electronic commerce company. Chairman and CEO Barry Diller has brought together the following assets under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, Home Shopping Network and Ticketmaster. Plans are to integrate these assets, leveraging programming, production capabilities and electronic commerce across its strong distribution platform.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      This past quarter, big continued to be beautiful on Wall Street. Over the short term, money always follows returns. So, it is understandable that fast money has abandoned small cap stocks to chase large cap returns. Rather than bemoaning this trend, seasoned investors are licking their lips over the excellent values presented in the small cap arena.

      We are quite proud of the Fund's performance in what has been a very difficult small cap market and we expect to continue following our value oriented stock specific discipline.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

August 1, 1998

--------------------------------------------------------------------------------
                        Top Ten Holdings
                         June 30, 1998

  BET Holdings Inc.                     CLARCOR Inc.
  Liberty Corp.                         Celestial Seasonings Inc.
  USA Networks                          Tyler Corp.
  United Television Inc.                Thomas Industries
  Pittway Corp.                         Grief Bros. Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
==================================================================
                                                           Market
    Shares                                                  Value
    ------                                                  -----

              COMMON STOCKS -- 92.8%

              Agriculture -- 0.0%
      2,000   Cadiz Land Co.+.......................   $    23,125
        353   Delta & Pine Land Co..................        15,709
     12,000   Erly Industries Inc.+.................        34,500
                                                       -----------
                                                            73,334
                                                       -----------
              Automotive: Parts and Accessories -- 5.2%
    100,000   Acktion Co.+..........................     1,088,034
      1,000   Borg-Warner Automotive Inc............        48,063
     75,000   GenCorp Inc...........................     1,893,750
      7,500   Lund International Holdings Inc.+.....        85,313
     20,000   Meritor Automotive Inc................       480,000
    100,000   Modine Manufacturing Co...............     3,462,499
      5,250   Monro Muffler Brake Inc.+.............        82,688
     46,000   Ragan (Brad) Inc.+....................     1,805,500
     58,000   Redlaw Industries Inc.+...............        39,875
      1,000   SPX Corp.+............................        64,375
    118,000   Standard Motor Products Inc...........     2,625,500
     10,000   Strattec Security Corp.+..............       301,250
      6,500   Superior Industries International Inc.       183,219
    115,000   TransPro Inc..........................       855,313
    190,000   UAP Inc., Cl. A.......................     2,261,071
    183,000   Wynn's International Inc..............     3,522,749
                                                       -----------
                                                        18,799,199
                                                       -----------
              Aviation: Parts and Services -- 4.3%
     15,000   AAR Corp..............................       443,438
     46,000   Banner Aerospace Inc.+................       592,250
      4,000   Barnes Group Inc......................       108,250
     60,000   Curtiss-Wright Corp...................     2,351,250
      7,500   Ducommun Inc.+........................       150,000
    120,000   Fairchild Corp., Cl. A+...............     2,422,500
     26,500   Hi-Shear Industries Inc.+.............        71,219
     43,000   Hudson General Corp...................     2,176,875
    224,500   Kaman Corp., Cl. A....................     4,272,515
     75,000   Moog Inc., Cl. A+.....................     2,864,062
                                                       -----------
                                                        15,452,359
                                                       -----------
              Broadcasting -- 6.4%
    200,000   Ackerley Group Inc....................     4,200,000
      1,000   Clear Channel Communications Inc.+....       109,125
     12,000   Granite Broadcasting Corp.+...........       142,500
     19,000   Gray Communications Systems Inc.......       615,125
     32,000   Gray Communications Systems Inc., Cl. B      988,000
    165,000   Liberty Corp..........................     8,301,562
     20,000   NTN Communications Inc.+..............        20,000
    110,600   Paxson Communications Corp.+..........     1,341,025
      3,000   Pegasus Communications Corp.+.........        63,000
     19,531   Price Communications Corp.+...........       299,068
      1,000   Scandinavian Broadcast System SA+.....        30,188
     60,500   United Television Inc.................     6,927,250
      3,000   Young Broadcasting Inc., Cl. A+.......       195,000
                                                       -----------
                                                        23,231,843
                                                       -----------
              Building and Construction -- 2.4%
    102,000   CalMat Co.............................     2,244,000
     14,000   Florida Rock Industries Inc...........       408,625
     14,000   Morgan Products Ltd.+.................        63,875
    130,000   Nortek Inc.+..........................     3,997,500
     10,000   Oakwood Homes Corp....................       300,000
     77,000   Republic Group Inc....................     1,617,000
                                                       -----------
                                                         8,631,000
                                                       -----------
              Business Services -- 2.1%
     13,000   Amway Asia Pacific Ltd................       169,813
     26,641   Amway Japan Ltd., ADR.................       144,860
     31,000   Berlitz International Inc.+...........       837,000
     22,000   Borg-Warner Security Corp.+...........       497,750
     50,000   Data Broadcasting Corp.+..............       318,750
      6,000   Data Transmission Network Corp.+......       240,000
     33,429   EnviroSource Inc.+....................       585,000
      1,500   Gartner Group Inc.+...................        52,500
     10,000   Hach Co...............................       124,063
     10,000   Hach Co., Cl. A.......................       108,750
     18,000   Industrial Distribution Group Inc.+...       279,000
     10,000   Landauer Inc..........................       298,750
     83,000   Nashua Corp.+.........................     1,296,874
     60,000   Paxar Corp.+..........................       690,000
     15,000   Pittston Brink's Group................       553,125
     20,000   Princeton Video Image Inc.+...........        92,500
     72,000   Trans-Lux Corp........................       877,500
      8,000   Wackenhut Corp., Cl. A................       181,000
      6,187   Wackenhut Corp., Cl. B................       133,021
                                                       -----------
                                                         7,480,256
                                                       -----------
              Cable -- 1.1%
     17,250   Cable Michigan Inc.+..................       672,750
     25,000   Cablevision Systems Corp., Cl. A+.....     2,087,500
      2,000   Century Communications Corp., Cl. A+..        37,500
     10,000   People's Choice TV Corp.+.............        12,500
     80,000   United International Holdings
              Inc., Cl. A+ .........................     1,280,000
                                                       -----------
                                                         4,090,250
                                                       -----------
              Communications Equipment -- 0.2%
     60,000   Allen Telecom Inc.+...................       697,500
                                                       -----------
              Computer Software and Services -- 0.3%
      1,000   @Home Corp., Ser. A+..................        47,313
      2,000   Anacomp Inc.+.........................        47,250
     90,000   Bull Run Corp.+.......................       438,749
        262   CBT Group plc, ADR+...................        14,017
     10,000   Checkfree Holdings Corp.+.............       294,374
      2,000   Cylink Corp.+.........................        24,000
      1,000   Electronics For Imaging Inc.+.........        21,125
        200   Macromedia Inc.+......................         3,738
      1,000   Noise Cancellation Technologies Inc.+.           688
         93   Platinum Technology Co................         2,656
      1,000   Powerhouse Technologies Inc.+.........         9,813

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================
                                                           Market
    Shares                                                  Value
    ------                                                  -----

              COMMON STOCKS (Continued)

              Computer Software and Services (Continued)
      1,000   Registry Magic Inc.+..................   $     7,875
      1,500   Volt Information Sciences Inc.+.......        40,688
                                                       -----------
                                                           952,286
                                                       -----------
              Consumer Products -- 4.4%
      3,000   Action Performance Companies Inc.+....        96,563
      5,000   American Safety Razor Co.+............        73,125
    170,474   Carlyle Industries Inc.+..............       213,093
    205,000   Carter-Wallace Inc....................     3,702,812
     61,000   Church & Dwight Co. Inc...............     1,974,874
     12,000   Coachmen Industries Inc...............       313,500
     38,000   First Brands Corp.....................       973,750
      8,000   French Fragrances Inc.+...............       125,000
    133,500   General Cigar Holdings Inc.,
              Cl. B+ (a) ...........................     1,318,313
    100,000   General Housewares Corp...............     1,006,250
     85,000   Genlyte Group Inc.+...................     2,252,499
      2,000   Harley-Davidson Inc...................        77,500
    120,000   Hartmarx Corp.+  .....................       907,500
     25,000   National Presto Industries Inc........       973,438
     15,000   Nature's Sunshine Products Inc........       338,438
      4,000   Nu-Kote Holding Inc., Cl. A+..........         1,625
      2,000   Playtex Products Inc.+................        31,875
      5,000   Scotts Co., Cl. A+....................       186,250
     15,000   Skyline Corp..........................       489,375
     10,000   Steven Madden Ltd.+...................       115,625
     14,000   Stewart Enterprises Inc., Cl. A.......       372,750
     20,500   Weider Nutrition International Inc....       348,500
                                                       -----------
                                                        15,892,655
                                                       -----------
              Consumer Services -- 1.7%
     20,000   Department 56 Inc.+...................       710,000
    110,000   Loewen Group Inc......................     2,970,000
     32,000   Response USA Inc.+....................       214,000
    105,000   Rollins Inc...........................     2,152,500
      3,000   Travel Services International Inc.+...        98,625
                                                       -----------
                                                         6,145,125
                                                       -----------
              Country and Closed End Funds -- 1.5%
     45,000   Central European Equity Fund Inc......       725,625
     80,000   Emerging Germany Fund Inc.............     1,224,999
     45,000   France Growth Fund Inc................       677,813
     35,000   Germany Fund Inc......................       654,063
     44,000   Italy Fund Inc........................       594,000
     65,000   New Germany Fund Inc..................     1,210,625
     11,000   Spain Fund Inc........................       207,625
                                                       -----------
                                                         5,294,750
                                                       -----------
              Diversified Industrial -- 7.4%
     95,000   Ampco-Pittsburgh Corp.................     1,460,625
      8,000   Anixter International Inc.+...........       152,500
     10,000   Antofagasta Holdings plc..............        42,130
     50,000   Crane Co..............................     2,428,125
      3,000   Flanders Corp.+.......................        14,625
     37,500   Gardner Denver Machinery Corp.+.......     1,035,938
     16,000   GATX Corp.............................       702,000
     35,000   Katy Industries Inc...................       638,750
    450,000   Lamson & Sessions Co.+................     2,784,375
     55,000   Lawter International Inc..............       598,125
     78,000   Lindsay Manufacturing Co..............     2,115,750
     11,000   Myers Industries Inc..................       264,000
    610,400   Noel Group Inc.+......................     1,526,000
     35,000   Oil-Dri Corporation of America........       505,313
    105,000   Park-Ohio Holdings Corp.+.............     1,942,500
     20,000   Standex International Corp............       592,500
    205,000   Thomas Industries Inc.................     5,009,687
    497,000   Tyler Corp.+..........................     5,125,312
                                                       -----------
                                                        26,938,255
                                                       -----------
              Education -- 0.0%
        200   Computer Learning Centers Inc.+.......         4,975
        200   Learning Tree International Inc.+.....         4,025
        200   New Horizon Worldwide Inc.+...........         3,900
        200   Wave Technologies International Inc.+.         1,113
     20,000   Whitman Education Group Inc.+.........        92,500
                                                       -----------
                                                           106,513
                                                       -----------
              Energy -- 2.7%
      5,000   Basin Exploration Inc.+...............        88,125
      3,000   Central Hudson Gas & Electric Corp....       137,625
      4,000   Fall River Gas Co.....................        58,000
      6,000   Forcenergy Inc.+......................       106,875
  1,425,000   GEO International Corp.+ (a)..........             0
        750   Halter Marine Group Inc.+.............        11,297
    130,000   Kaneb Services Inc.+..................       706,875
      9,880   Ocean Energy Inc.+....................       193,278
     25,000   Orange & Rockland Utilities Inc.......     1,342,188
      2,000   Oryx Energy Co.+......................        44,250
      2,000   Petsec Energy Ltd., ADR+..............        32,375
      2,000   Plains Resources Inc.+................        35,875
    285,000   RPC Inc...............................     3,562,499
    105,000   Southwest Gas Corp....................     2,565,937
     15,000   Tesoro Petroleum Corp.+...............       238,125
      5,000   TransMontaigne Oil Co.+...............        74,375
      5,000   Union Pacific Resources Group Inc.....        87,813
      4,000   Vastar Resources Inc..................       174,750
     12,000   Wicor Inc.............................       277,500
                                                       -----------
                                                         9,737,762
                                                       -----------
              Entertainment -- 7.4%
    115,000   Ascent Entertainment Group Inc.+......     1,279,375
    150,000   BET Holdings Inc., Cl. A+.............     9,440,624
      3,000   Dover Downs Entertainment Inc.........        93,000
     31,100   Fisher Companies Inc..................     2,223,650
    100,000   Florida Panthers Holdings Inc.+.......     1,968,750

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================
                                                           Market
    Shares                                                  Value
    ------                                                  -----

              COMMON STOCKS (Continued)

              Entertainment (Continued)
     44,000   GC Companies Inc.+....................   $ 2,282,500
      1,500   Groupe AB SA, ADR+....................         8,438
      3,000   International Speedway Corp...........        87,000
      2,000   Loews Cineplex Entertainment Corp.+...        25,625
      2,000   Metromedia International Group Inc.+..        23,875
    173,000   Spelling Entertainment Group Inc.+....     1,621,875
    110,000   Topps Co. Inc.+.......................       340,313
    295,000   USA Networks Inc.+....................     7,411,875
                                                       -----------
                                                        26,806,900
                                                       -----------
              Equipment and Supplies -- 13.6%
     64,000   AFC Cable Systems Inc.+...............     2,272,000
     17,000   Alltrista Corp.+......................       434,563
    145,000   AMETEK Inc............................     4,250,312
     10,000   Amphenol Corp., Cl. A+................       390,000
    320,000   Baldwin Technology Co. Inc., Cl. A+...     1,880,000
      1,000   Belden Inc............................        30,625
      4,000   Bway Corp.+...........................        86,000
    295,500   CLARCOR Inc...........................     6,205,499
      1,000   Commercial Intertech Corp.............        18,125
    138,000   CTS Corp..............................     4,071,000
     38,000   Cuno Inc.+............................       821,750
     45,300   Daniel Industries Inc.................       860,700
     30,000   Elsag Bailey Process Automation NV+...       721,875
    225,000   Fedders Corp..........................     1,504,688
     60,000   Flowserve Corp........................     1,477,500
     40,000   General Magnaplate Corp...............       201,875
     70,000   Gerber Scientific Inc.................     1,592,500
     20,000   Global Industrial Technologies Inc.+..       287,500
    150,000   Hussmann International Inc............     2,784,375
     34,650   Johnston Industries Inc.+.............       160,256
     10,000   K-Tron International Inc.+............       186,250
    105,000   Kollmorgen Corp.......................     2,106,563
     10,000   Littelfuse Inc.+......................       252,500
     22,000   Lufkin Industries Inc.................       726,000
     20,000   Mark IV Industries Inc................       432,500
      3,000   Material Sciences Corp.+..............        34,875
      5,000   Met-Pro Corp..........................        74,688
     82,000   Pittway Corp..........................     6,252,499
      4,000   Plantronics Inc.+.....................       206,000
     11,000   Raytech Corp.+........................        55,000
     37,000   Sequa Corp., Cl. A+...................     2,469,750
     12,000   Sequa Corp., Cl. B+...................       948,000
      3,800   SL Industries Inc.....................        57,000
      6,000   Smith (A.O.) Corp., Cl. A.............       306,375
     54,000   SPS Technologies Inc.+................     3,159,000
      5,000   Teleflex Inc..........................       190,000
     15,000   Tennant Co............................       663,750
     30,000   U.S. Filter Corp.+....................       841,875
      5,000   Valmont Industries Inc................        99,844
      5,250   Watsco Inc., Cl. B....................       184,406
                                                       -----------
                                                        49,298,018
                                                       -----------
              Financial Services -- 2.4%
     70,000   Berliner Bank Aktiengesellschaft......     1,465,900
     45,000   Danielson Holding Corp.+..............       331,875
      1,000   Federal Agricultural Mortgage
                Corp., Cl. C+.......................        56,875
      6,000   Gryphon Holdings Inc.+................        99,000
     18,000   Hibernia Corp.........................       363,375
      4,000   Landamerica Financial Group...........       229,000
    111,000   Midland Co............................     2,539,125
        500   Net.B@nk Inc.+........................        14,750
    140,000   Pioneer Group Inc.....................     3,683,750
                                                       -----------
                                                         8,783,650
                                                       -----------
              Food and Beverage -- 5.0%
     10,000   4Health Inc.+.........................        70,625
     10,000   Advantica Restaurant Group Inc.+......        97,500
     34,864   Buenos Aires Embotelladora SA+........             0
    118,000   Celestial Seasonings Inc.+............     5,840,999
      7,500   Cheesecake Factory Inc.+..............       169,688
    190,000   Chock Full o'Nuts Corp.+..............     1,294,375
    220,000   Eskimo Pie Corp.......................     2,777,500
      1,000   Farmer Brothers Co....................       239,000
     19,000   Genesee Corp., Cl. B..................       627,000
     10,000   International Multifoods Corp.........       275,000
     12,000   J & J Snack Foods Corp.+..............       250,500
      8,000   Midwest Grain Products Inc.+..........       116,000
      1,000   Northland Cranberries Inc., Cl. A.....        15,438
    130,000   Pepsi-Cola Puerto Rico Bottling Co.+..       975,000
     40,000   Pete's Brewing Co.+...................       243,750
     25,000   Ralcorp Holdings Inc.+................       471,875
      5,000   Sylvan Food Holdings Inc.+............        78,750
     15,368   Tootsie Roll Industries Inc...........     1,179,494
     48,000   Twinlab Corp.+........................     2,097,000
     15,000   Vlasic Foods International Inc.+......       301,875
     50,000   Whitman Corp..........................     1,146,875
                                                       -----------
                                                        18,268,244
                                                       -----------
              Health Care -- 0.5%
     35,000   HealthPlan Services Corp..............       612,500
    135,500   IVAX Corp.+...........................     1,253,375
      6,000   U.S. Physical Therapy Inc.+...........        74,250
                                                       -----------
                                                         1,940,125
                                                       -----------
              Home Furnishings -- 1.5%
      8,000   Bassett Furniture Industries Inc......       225,500
      1,000   Bed Bath & Beyond Inc.+...............        51,813
     17,000   Foamex International Inc. ............       296,438
     10,000   La-Z-Boy Chair Co.....................       565,000
     50,000   Mikasa Inc............................       637,500

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================
                                                           Market
    Shares                                                  Value
    ------                                                  -----

              COMMON STOCKS (Continued)

              Home Furnishings (Continued)
     70,000   Oneida Ltd............................   $ 2,143,749
     30,000   Triangle Pacific Corp.+...............     1,650,000
                                                       -----------
                                                         5,570,000
                                                       -----------
              Hotels and Gaming -- 2.9%
    426,000   Aztar Corp.+..........................     2,902,125
     14,000   Boyd Gaming Corp.+....................        80,500
     20,000   Churchill Downs Inc...................       830,000
     55,000   Extended Stay America Inc.+...........       618,750
     35,000   Gaylord Entertainment Co..............     1,128,750
     56,000   Grand Casinos Inc.+...................       952,000
    140,000   Jackpot Enterprises Inc.+.............     1,758,750
      5,000   Jurys Hotel Group plc.................        35,917
     52,000   Mirage Resorts Inc.+..................     1,108,250
     12,000   Penn National Gaming Inc.+............        90,750
    150,000   Trump Hotels & Casino Resorts Inc.+...     1,059,375
                                                       -----------
                                                        10,565,167
                                                       -----------
              Metals and Mining -- 0.4%
    150,000   Echo Bay Mines Ltd.+..................       337,500
    300,000   Pegasus Gold Inc.+....................        72,000
     10,000   Prime Resources Group Inc.............        70,042
    270,000   Royal Oak Mines Inc.+.................       236,250
     22,000   Stillwater Mining Co.+................       596,750
      5,000   Toreador Royalty Corp.+...............        15,625
     80,000   TVX Gold Inc.+........................       245,000
                                                       -----------
                                                         1,573,167
                                                       -----------
              Paper and Forest Products -- 1.3%
    123,000   Grief Bros. Corp......................     4,597,125
                                                       -----------
              Publishing -- 3.7%
     10,000   CMP Media Inc., Cl. A+................       175,000
     45,000   Golden Books Family
                Entertainment Inc.+.................       172,969
    121,278   Independent Newspapers Ltd.+..........       651,276
      2,000   Lee Enterprises Inc...................        61,250
     40,000   McClatchy Newspapers Inc., Cl. A......     1,385,000
     55,000   Media General Inc., Cl. A.............     2,681,250
     33,000   Meredith Corp.........................     1,548,938
     44,000   Pulitzer Publishing Co................     3,927,000
    190,000   Thomas Nelson Inc.....................     2,541,250
      3,000   Wiley (John) & Sons Inc., Cl. B.......       185,250
                                                       -----------
                                                        13,329,183
                                                       -----------
              Pumps and Valves -- 2.3%
     58,000   Franklin Electric Co..................     3,944,000
     17,775   Gorman-Rupp Co........................       322,172
     15,000   Graco Inc.............................       523,125
     70,000   IDEX Corp.............................     2,415,000
     10,000   Robbins & Myers Inc...................       290,625
     30,000   Roper Industries Inc..................       783,750
                                                       -----------
                                                         8,278,672
                                                       -----------
              Real Estate -- 1.3%
    140,000   Catellus Development Corp.+...........     2,476,250
    117,000   Griffin Land & Nurseries Inc.+........     2,047,500
      4,500   Gyrodyne Company of America Inc.+.....        90,000
                                                       -----------
                                                         4,613,750
                                                       -----------
              Retail -- 5.0%
     60,000   Aaron Rents Inc.......................     1,200,000
     46,000   Aaron Rents Inc., Cl. A...............       833,750
    260,000   Bruno's Inc.+.........................       273,000
    110,000   Burlington Coat Factory
                Warehouse Corp......................     2,475,000
     20,000   Coldwater Creek Inc.+.................       550,000
     38,000   Crown Books Corp.+....................        33,250
     25,000   Fingerhut Companies Inc...............       825,000
    105,000   Ingles Markets Inc., Cl. A............     1,522,500
    192,500   Lillian Vernon Corp...................     3,200,313
     33,500   Mott's Holdings Inc.+ (a).............       201,000
     65,000   N2K Inc.+.............................     1,275,625
     95,000   Neiman Marcus Group Inc.+.............     4,126,562
    182,000   Scheib (Earl) Inc.+...................     1,410,500
                                                       -----------
                                                        17,926,500
                                                       -----------
              Satellite -- 0.9%
     38,000   COMSAT Corp...........................     1,075,875
     10,000   TCI Satellite Entertainment Inc.,
                Cl. A+ .............................        58,750
     50,000   United Video Satellite Group Inc.,
                Cl. A+ .............................     1,981,250
                                                       -----------
                                                         3,115,875
                                                       -----------
              Speciality Chemicals -- 1.0%
     25,000   Airgas Inc.+..........................       359,375
      1,000   CFC International Inc.+...............        11,063
     45,000   Ferro Corp............................     1,139,063
        600   MacDermid Inc.........................        16,950
     32,000   Penford Corp..........................       968,000
     38,000   Sybron Chemicals Inc.+................     1,215,999
                                                       -----------
                                                         3,710,450
                                                       -----------
              Telecommunications -- 1.7%
     18,000   Aliant Communications Inc.............       493,875
     20,000   ARC International Corp.+..............        82,500
      9,200   Atlantic Tele-Network Inc.+...........       114,425
      2,000   BHI Corp..............................        79,000
     70,450   Citizens Utilities Co., Cl. A+........       678,081
     15,833   Commonwealth Telephone
                Enterprises Inc.+...................       417,595
     20,000   Commonwealth Telephone
                Enterprises Inc., Cl. B+............       525,000

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================
                                                           Market
    Shares                                                  Value
    ------                                                  -----

              COMMON STOCKS (Continued)

              Telecommunications (Continued)
    100,000   Communications Systems Inc............   $ 1,600,000
     23,000   Emerging Communications Inc.+.........       196,938
    130,000   GST Telecommunications Inc.+..........     1,876,875
     10,000   Rogers Communications Inc., Cl. B+....        90,000
     10,000   Viatel Inc.+..........................       170,000
                                                       -----------
                                                         6,324,289
                                                       -----------
              Transportation -- 0.2%
      2,000   Irish Continential Group plc..........        32,779
      5,000   Marine Transport Corp.+...............        20,313
     50,000   OMI Corp.+............................       449,999
     30,000   Trans World Airlines Inc.+............       311,250
      4,000   WorldCorp Inc.+.......................         1,250
                                                       -----------
                                                           815,591
                                                       -----------
              Utilities -- 0.2%
     33,000   United Water Resources Inc............       594,000
                                                       -----------
              Wireless Communications -- 1.8%
     70,000   Aerial Communications Inc.+...........       437,500
      4,000   Associated Group Inc., Cl. A+.........       164,000
     64,000   Centennial Cellular Corp., Cl. A+.....     2,387,999
     25,000   Corecomm Inc.+........................       656,250
    109,000   Rogers Cantel Mobile
                Communications Inc.+................     2,111,875
     15,000   Teligent Inc., Cl. A+.................       441,563
      7,000   Western Wireless Corp., Cl. A+........       139,563
                                                       -----------
                                                         6,338,750
                                                       -----------
              TOTAL COMMON STOCKS...................   335,972,543
                                                       -----------

  Principal                                               Market
   Amount                                                 Value
   ------                                                 -----
              CONVERTIBLE CORPORATE BONDS -- 0.0%
              Equipment and Supplies -- 0.0%
$       500   MacNeal-Schwendler Corp. Sub. Deb. Cv.
                7.875%, 08/18/04....................   $       502
                                                       -----------
              U.S. GOVERNMENT OBLIGATIONS -- 8.0%
 29,275,000   U.S. Treasury Bills, 4.81% to 5.43%,
                due 08/06/98 to 09/17/98  ++........    29,028,977
                                                       -----------

              TOTAL INVESTMENTS  --  100.8%
               (Cost $246,723,798)..................   365,002,022

              Other Assets and
               Liabilities (Net) --  (0.8)%..........  (2,869,166)
                                                       -----------

              NET ASSETS  --  100.0%
               (15,353,271 shares outstanding)......  $362,132,856
                                                      ============
              NET ASSET VALUE,
               Offering and Redemption
               Price Per Share......................        $23.59
                                                            ======
----------
(a)      Security fair valued as determined by the Board of Directors.
+        Non-income producing security.
++       Represents annualized yield at date of purchase.
ADR -    American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        John D. Gabelli
Chairman and Chief                           Vice President
Investment Officer                           Gabelli & Company, Inc.
Gabelli Funds, Inc.                          Robert J. Morrissey
                                             Attorney-at-Law
Felix J. Christiana                          Morrissey & Hawkins
Former Senior Vice President
Dollar Dry Dock Savings Bank                 Karl Otto Pohl
                                             Former President
Anthony J. Colavita                          Deutsche Bundesbank
Attorney-at-Law
Anthony J. Colavita, P.C.                    Anthony R. Pustorino
                                             Certified Public Accountant
Vincent D. Enright                           Professor, Pace University
Former Senior Vice President
and Chief Financial Officer                  Anthonie C. van Ekris
KeySpan Energy Corp.                         Managing Director
                                             BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA                        Bruce N. Alpert
President and Chief                          Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------